UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 11, 2019

Franchise Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Merger

As previously disclosed on August 8, 2019, Franchise Group, Inc. (formerly known as Liberty Tax, Inc.) (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 7, 2019, with Vitamin Shoppe, Inc., a Delaware corporation (“Vitamin Shoppe”), and Valor Acquisition, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”).

On November 11, 2019, the Company, Vitamin  Shoppe and Merger Sub entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”), which, among other things, provides that Vitamin Shoppe will merge with and into Merger Sub, with Merger Sub continuing as the surviving company and a wholly owned subsidiary of the Company.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety.

Item 8.01. Other Events.

On November 12, 2019, the Company issued a press release announcing that The Nasdaq Stock Market LLC approved its application for listing of the Company’s common stock on the Nasdaq Global Market.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

It is expected that the Company’s common stock will begin trading on the Nasdaq Global Market at the opening of trading on or about November 15, 2019 under the symbol “FRG”.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of November 11, 2019, by and among Franchise Group, Inc., Vitamin Shoppe, Inc. and Valor Acquisition, LLC.
99.1	Press release, dated November 12, 2019.

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

2.1	First Amendment to Agreement and Plan of Merger, dated as of November 11, 2019, by and among Franchise Group, Inc., Vitamin Shoppe, Inc. and Valor Acquisition, LLC.
99.1	Press release, dated November 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franchise Group, Inc.

Date: November 12, 2019	By:	/s/ Eric F. Seeton
Eric F. Seeton
Chief Financial Officer